                                                                    EXHIBIT 10.3

                        AMENDMENT NO. 3 TO REAL PROPERTY
                             MASTER LEASE AGREEMENT

    This Amendment No. 3 to Real Property Master Lease Agreement ("Amendment") is effective October 17, 2005, supplements and amends the Real Property Master Lease Agreement dated January 1, 1996 ("Master Lease"), and is made by and between The Swenson Family Limited Partnership, a California limited partnership, assignee of James I. Swenson and Susan G. Swenson, Trustees of the Swenson Family Trust ("Lessor"), and Dynamic Details, Inc., a California corporation, formerly Details, Inc., ("Lessee"), with respect to the following:

                                    RECITALS

    A. The Master Lease has been previously amended by Amendment Number One to Real Property Master Lease Agreement ("Amendment Number One") and Amendment No. 2 to Real Property Master Lease Agreement ("Amendment No. 2"), effective January 1, 1997 and September 15, 2003, respectively;

    B. By Amendment No. 2 Lessor and Lessee terminated the Master Lease with respect to Parcels 1, 2, 7, and 13 subject to the Master Lease;

    C. Lessee has not exercised any Purchase Option, Extension Option, or First Refusal Right contained in Sections 6, 7, and 9 of the Master Lease, the term of the Master Lease expires by its terms December 31, 2005, and Lessor and Lessee have determined to extend the term of the Master Lease through September 30, 2008, in accordance with this Amendment.

                                    AGREEMENT

    NOW, THEREFORE, in consideration of the mutual covenants and conditions herein, Lessor and Lessee agree as follows:

    1. Term. Subject to the terms and provisions of this Amendment, the term of the Master Lease shall be extended for the period January 1, 2006 through September 30, 2008 ("Master Lease Extended Term") with respect to the following Parcels 3, 4, 5, 6, 8, 9, 10, 11, and 12 remaining subject to the Master Lease:

            Parcel:             Address:
            -------             --------
                3               1270 Lance Lane
                4               1260 Lance Lane
                5               1240 Lance Lane
                6               1220 Lance Lane
                8               3021 East Coronado
                9               1211 Simon Circle
                10              1221 Simon Circle
                11              1231 Simon Circle
                12              1241/51 Simon Circle


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

    2. Base Rent.Base Rent (defined in the Master Lease) is not subject to adjustment pursuant to the Master Lease. Base Rent in the following amounts shall be paid monthly without adjustment on the first day of each calendar month for the Master Lease Extended Term set forth in this Amendment:

       Period:                                                     Rent:
       -------                                                     -----
       January 1, 2006 - December 31, 2006                         $48,794.20
       January 1, 2007 - December 31, 2007                         $50,745.96
       January 1, 2008 - September 30, 2008                        $52,755.00

    3. Extension Option; Purchase Option; First Refusal Right. All Extension Option, Purchase Option and First Refusal Rights contained in Sections 6, 7, and 9 of the Master Lease are hereby terminated as of the date of this Amendment.

    4. Cooperation; Continuing Obligations. Lessor and Lessee agree to perform any further acts and execute and deliver documents reasonably necessary to carry out the provisions of this Amendment. Except as modified by this Amendment, all covenants, conditions and agreements between Lessor and Lessee under the Master Lease, Amendment Number One and Amendment No. 2 shall continue in full force and effect. The provisions of the Master Lease as supplemented or modified by the within and each preceding amendment are ratified and adopted, and any conflict in construing the Master Lease as so modified by the collective provisions of such amendments shall be resolved by the latest executed amendment.

    5. Authority. Lessee has not heretofore assigned or otherwise transferred any right or interest in the Master Lease or any Parcel subject to the Master Lease, the individuals signing this Amendment on behalf of Lessee have been duly authorized and the Amendment adopted by appropriate resolutions which are in full force and effect, and Lessee has full and complete authority to execute the within Amendment without any additional approval or consent.

    6. Recitals Incorporation. The foregoing Recitals contained in this Amendment are incorporated into the parties agreements.

    7 Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be an original and all of which shall be read together as one instrument.

                            [SIGNATURE PAGE FOLLOWS]


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    IN WITNESS WHEREOF, Lessor and Lessee have executed this Amendment as of the date hereinabove written.

         "Lessor"                                    "Lessee"
         Swenson Family Limited Partnership          Dynamic Details, Inc., a
     By: Swenson Family Trust                        California Corporation

         /S/ JAMES I. SWENSON                        /S/ BRUCE MCMASTER
         ---------------------                       ------------------
         James I. Swenson, Trustee                   Bruce McMaster
    Its: General Partner                        Its: President

         /S/ SUSAN G. SWENSON                        /S/ MIKEL WILLIAMS
         ---------------------                       ------------------
         Susan G. Swenson, Trustee                   Mikel Williams
    Its: General Partner                        Its: Chief Financial Officer


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